WesMark Small Company Growth Fund
WesMark Growth Fund
WesMark Balanced Fund
WesMark Bond Fund
WesMark West Virginia Municipal Bond Fund
 (Portfolios of WesMark Funds)
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Supplement to Statement of Additional Information dated March 31, 2002

     Please delete the section on page 10 entitled "West Virginia Investment Risks" and replace it with the following:

"West Virginia Investment Risks

     Because it is invested primarily in securities issued by the state of West Virginia, its local governments and their agencies, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia's economy and the financial conditions of the state and local governments and agencies.

     West Virginia's economy is heavily dependent on industries such as coal mining, chemicals and manufacturing, which are undergoing significant consolidation and change. It is also dependent on governmental, health and similar service industries. The coal industry has received a new emphasis from the Bush administration's energy policies. However, the industry is at risk for two reasons: the Kyoto Treaty to reduce greenhouse gas emissions and recent litigation significantly curtailing mountaintop mining. These may affect the economic feasibility of conducting mining operations in the future. Nevertheless, in large part due to a strong market for coal, the coal mining industry added 1,500 jobs in the year ended March 2002. Overall, jobs have been lost in the manufacturing, primary metals, chemical and glass industries. In all, 5,100 manufacturing jobs were lost during the year ended March 2002. Healthcare and social services experienced job increases. In many of the rural counties of the state, the area hospital and the local school board are the primary employers. Most of the state's hospitals are operating with slim margins, and the school enrollment is declining is most areas. The state is focused on further developing its tourist industry, which generated $2.8 billion from over 21 million visitors in 2001 (a 7.4% increase, compared to a 2.7% increase nationally). One of West Virginia's biggest assets is its surplus of power: West Virginia has the highest surplus of power generated and not used within the state, contrasted with 19 states and the District of Columbia, which each had a power deficit during the first 11 months of 2000 and had to import power. Generally, the state continues to work toward diversification of its economy and improvement of its roads and other infrastructure. Both efforts have yielded some success in recent years. Since 1991 more than 100,000 new jobs have been created, and more than 969 business have been attracted, creating more than $8.4 billion in new investment.

     Overall, the state's economy has reflected the national downward trend. However, the rate of job loss in 2001 was less than the national (.6% compared to .8% nationally). In addition, the unemployment rate decreased, from 5.5% in December 2000 to 4.6% in December 2001, the lowest unemployment rate since the 1970s. This contrasts with the national unemployment rate, which increased from 4% in December 2000 to 5.8 % in December 2001. In March 2002, West Virginia's seasonally adjusted unemployment rate rose three-tenths of a percentage point to
5.9 %, slightly exceeding the national rate, which rose two-tenths of a percentage point to 5.7%.

     In the year 2000, West Virginia had approximately 1,800,000 citizens, with a per capita income of $21,915. From July 2000 to July 2001, West Virginia's population decreased by .3% (5,000 persons), compared to a national population increase of .9%. This was caused by both a net out-migration of residents and a negative natural increase during the July 2000 to July 2001 period. West Virginia's population is the oldest in the nation, with approximately 15% of its residents over the age of 65.


     West Virginia has focused considerable efforts on infrastructure, including roads, schools, water and sewer. Since 1989, $5.2 billion has been invested in roads and bridges, and, in 2001, the state issued the last in a series of $550 million in general obligation road bonds. Since 1996, over $1 billion (including almost $300 million in general obligation bond proceeds) has been invested in water and sewer projects across the state. The state has not enacted any significant tax increases (other than the healthcare provider tax) since 1989 and has managed to end many of the intervening years with surpluses. The West Virginia Legislature has created a Rainy Day Fund, which had a balance of approximately $63 million in December 2001. However, the Governor has ordered state agencies to examine their budgets for possible reductions in order to avert a projected $110 million shortfall for the fiscal year ending June 30, 2003. The State Legislature has developed and is complying with a 40-year plan to eliminate the approximately $4.2 billion unfunded liability of certain state pension funds. Nevertheless, the Legislature authorized, and the Governor has determined to proceed toward the issuance, subject to certain criteria, of $3.9 billion in general obligation bonds to redeem a portion of the unfunded liability. Approximately $500 million of the state's revenue is attributable to the state's lottery. The state has since 1990 issued over $400 million in bonds for school buildings and improvements and for economic development, to be repaid from lottery proceeds. In 2002, the State Legislature authorized the issuance of up to additional $200 million in lottery bonds for economic development. The bond authorization was part of an economic and tax package, which also included redevelopment districts and several tax credits, enacted by the State Legislature in its continuing efforts to improve and diversify the state's economy."


                                                                     May 1, 2002


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